UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2006

Long Beach Mortgage Loan Trust 2006-1
(Issuing Entity with respect to the Securities)
Long Beach Securities Corp.
(Depositor with respect to the Securities)
Long Beach Mortgage Company
(Sponsor with respect to the Securities)
_________________________________________
(Exact name of registrant as specified in its charter)

333-109318
(Commission File Number)

Delaware	33-0917586
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

1400 South Douglass Road, Suite 100, Anaheim, California 92806
(Address of principal executive offices, with zip code)

(714) 939-5200
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

Item 8.01 Other Events.

On February 7, 2006, a single series of certificates, entitled Long Beach Mortgage Loan Trust 2006-1, Asset-Backed Certificates, Series 2006-1 (the “Certificates”), were issued pursuant to a pooling and servicing agreement, dated as of February 1, 2006 (the “Agreement”), attached hereto as Exhibit 4.1, among Long Beach Securities Corp. as depositor (the “Depositor”), Long Beach Mortgage Company as master servicer (“Long Beach”) and Deutsche Bank National Trust Company as trustee (the “Trustee”). The Certificates consist of twenty-one classes of certificates (collectively, the “Certificates”), designated as the “Class I-A Certificates”, “Class II-A1 Certificates”, “Class II-A2 Certificates”, “Class II-A3 Certificates”, “Class II-A4 Certificates”, “Class M-1 Certificates”, “Class M-2 Certificates”, “Class M-3 Certificates”, “Class M-4 Certificates”, “Class M-5 Certificates”, “Class M-6 Certificates”, “Class M-7 Certificates”, “Class M-8 Certificates”, “Class M-9 Certificates”, “Class M-10 Certificates”, “Class M-11 Certificates”, “Class C Certificates”, “Class P Certificates”, “Class R Certificates”, “Class R-CX Certificates” and “Class R-PX Certificates.” The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”), consisting of a pool (the “Mortgage Pool”) of adjustable-rate and fixed-rate residential mortgage loans having original terms to maturity up to 40 years (the “Mortgage Loans”). The Mortgage Pool consists of Mortgage Loans having an aggregate scheduled principal balance of $2,499,987,903.06 as of February 1, 2006 (the “Cut-off Date”). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated January 24, 2006, (the “Purchase Agreement”) between Long Beach and the Depositor. The Depositor, Long Beach, Credit Suisse Securities (USA) LLC and WaMu Capital Corp. (together, Credit Suisse Securities (USA) LLC and WaMu Capital Corp. are the “Underwriters”), as Underwriters, have entered into an Underwriting Agreement dated as of January 24, 2006 for the purchase of Class I-A Certificates, the Class II-A1 Certificates, the Class II-A2 Certificates, the Class II-A3 Certificates, the Class II-A4 Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates, the Class M-6 Certificates, the Class M-7 Certificates, the Class M-8 Certificates, the Class M-9 Certificates, the Class M-10 Certificates and the Class M-11 Certificates.

The Certificates have the following initial Certificate Balances and Pass-Through Rates:

Class	Initial Certificate Principal Balance or Notional Amount	Pass-Through Rate
I-A	$870,736,000.00	Variable
II-A1	$504,957,000.00	Variable
II-A2	$200,277,000.00	Variable
II-A3	$329,056,000.00	Variable

Class	Initial Certificate Principal Balance or Notional Amount	Pass-Through Rate
I-A	$870,736,000.00	Variable
II-A1	$504,957,000.00	Variable
II-A2	$200,277,000.00	Variable
II-A3	$329,056,000.00	Variable
II-A4	$78,716,000.00	Variable
M-1	$85,000,000.00	Variable
M-2	$77,500,000.00	Variable
M-3	$48,750,000.00	Variable
M-4	$42,500,000.00	Variable
M-5		$40,000,000.00	Variable
M-6		$37,500,000.00	Variable
M-7		$36,250,000.00	Variable
M-8		$25,000,000.00	Variable
M-9		$20,000,000.00	Variable
M-10		$21,250,000.00	Variable
M-11		$25,000,000.00	Variable
C	$	~57,495,803.06	Variable
P		$100.00	N/A
R		100.00%	N/A
R-CX		100.00%	N/A
R-PX		100.00%	N/A

The Class I-A Certificates, the Class II-A1 Certificates, the Class II-A2 Certificates, the Class II-A3 Certificates and the Class II-A4 Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates, the Class M-6 Certificates, the Class M-7 Certificates, the Class M-8 Certificates, the Class M-9 Certificates, the Class M-10 Certificates and the Class M-11 Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated February 10, 2004, the Preliminary Prospectus Supplement, dated January 24, 2006 and the Prospectus Supplement, dated January 30, 2006, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class C Certificates, the Class P Certificates, the Class R Certificates, the Class R-CX Certificates and the Class R-PX Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement

3.1	Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3.1 of Registration Statement No. 333-90550).

3.2	By-laws of the Registrant (incorporated by reference to Exhibit 3.1 of Registration Statement No. 333-131252).

4.1	Pooling and Servicing Agreement.

4.2	Mortgage Loan Purchase Agreement.

4.3	Swap Agreement.

4.4	Subservicing Agreement (incorporated by reference from Exhibit 4.7 to Form 8-K filed under File No. 333-109318-14 on February 14, 2006).

4.5	Administrative Agent Agreement (incorporated by reference from Exhibit 4.8 to Form 8-K filed under File No. 333-109318-14 on February 14, 2006).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrnt has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONG BEACH SECURITIES CORP.

Date: February 22, 2006	By:	/s/ James Mark
Name: James Mark Title: Authorized Officer

Index to Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement

3.1	Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3.1 of Registration Statement No. 333-90550).

3.2	By-laws of the Registrant (incorporated by reference to Exhibit 3.1 of Registration Statement No. 333-131252).

4.1	Pooling and Servicing Agreement.

4.2	Mortgage Loan Purchase Agreement.

4.3	Swap Agreement.

4.4	Subservicing Agreement (incorporated by reference from Exhibit 4.7 to Form 8-K filed under File No. 333-109318-14 on February 14, 2006).

4.5	Administrative Agent Agreement (incorporated by reference from Exhibit 4.8 to Form 8-K filed under File No. 333-109318-14 on February 14, 2006).